按期申报协议
Timely Reporting Agreement

本按期申报协议（下称"本协议"）由下列各方于［2014］年［7］月［3］日在中华人民共和国（下称"中国"） 北京签订：

This Timely Reporting Agreement (this "Agreement") has been executed by and among the following parties on July3, 2014 in Beijing, the People's Republic of China ("China" or the "PRC"):

甲方： 尚高（下称"ShineCo"），一家依照美国法律设立和存在的公司，地址为：［美国达拉华州］；

Party A: ShineCo Inc. Holding Co., Limited (hereinafter "ShineCo"), an enterprise, organized and existing under the laws of the United States of America, with its registered address at ［the State of Delaware, USA ］；

乙方： ［尚高致胜（北京）生物科技有限公司］，一家依照中国法律设立和存在的有限责任公司，地址为：［北京市朝阳区北苑路 170 号 3 号楼 7 层 1 单元 801 内 B18 号］。

Party B: ［ Shineco Zhisheng (Beijing) Bio-Technology Co., Ltd ］, a limited liability company organized and existing under the laws of the PRC, with its address at ［ 3-7-801-B18 Room,No.170, Beiyuan Road, Chaoyang District, Beijing City］.

鉴于：

Whereas:

乙方知晓 ShineCo 股票登记在美国证券交易所（"SEC"），其必须向 SEC 申报各种综合其运营的报告。乙方了解如果 ShineCo 未能按期申报报告将对 ShineCo 导致重大的损害。

Party B is aware that ShineCo securities are registered with the US Securities Exchange Commission ("SEC") and that it must file various reports with the SEC that consolidate ShineCo with its own operations. Party B acknowledges that ShineCo's failure to file timely reports may result in material damages for ShineCo.

双方特此商定按照以下条款签订本协议。

The Parties hereby have mutually agreed to execute this Agreement upon the following terms.

乙方同意其有义务使 ShineCo 接触到其高管及董事人员，并且及时提供 ShineCo 需要的全部信息使得 ShineCo 可以按要求向 SEC 申报所有必要的和规定的报告。

Party B agrees that it is obligated to make its officers and directors available to ShineCo and promptly provide all information required by ShineCo so that ShineCo can file all necessary SEC and other regulatory reports as required.

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first above written.

甲方： 尚高
Party A: ShineCo Inc. Holding Co., Limited

签字：
By:
姓名： [张玉莹]
Name: [Zhang Yuying]
职位： 法定代表人
Title: Legal Representative

乙方： 尚高致胜（北京）生物科技有限公司
Party B: Shineco Zhisheng (Beijing) Bio-Technology Co., Ltd

签字：
By:
姓名： 【杨春红】
Name: 【Yang Chunhong】
职位： 法定代表人
Title: Legal Representative